EXHIBIT 99.1

HOST AMERICA CORP.

SECURITIES PURCHASE AGREEMENT

December 19, 2006

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 19, 2006, by and among Host America Corp., a Colorado corporation (the “Company”), Shelter Island Opportunity Fund, LLC (the “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the sale to the Purchaser of Secured Term Notes in the aggregate principal amount of One Million Two Hundred Forty Thousand Dollars ($1,240,000) (the “Total Investment Amount”) (each as amended, modified or supplemented from time to time, a “Term Note”);

WHEREAS, the Company wishes to issue warrants to the Purchaser to purchase in the aggregate up to 372,000 shares of the Company’s capital stock;

WHEREAS, the Purchaser desire to purchase the Term Notes and the Warrants (as defined in Section 2) on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Term Notes and the Warrants to the Purchaser on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Sell and Purchase.

Pursuant to the terms and conditions set forth in this Agreement, on the first Closing Date (as defined in Article 3) (the “Initial Closing”), the Company agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, a Term Note having a face amount of One Million Two Hundred Forty Thousand Dollars ($1,240,000), at a purchase price of $1,000,000. If after the Initial Closing, the Company offers to sell and Purchasers agree to purchase additional Term Notes and Warrants, the terms of this Agreement shall apply to such additional Closings. The purchase of a Term Note on a Closing Date shall be known as the “Offering.” A form of the Term Note is annexed hereto as Exhibit  A. Each Term Note will mature on the Maturity Date (as defined in the Term Note). Collectively, the Term Notes, the Warrants and the Common Stock issuable upon exercise of the Warrants are referred to as the “Securities.”

2. Warrants and Fees.

(a) In connection with the Purchaser’s purchase of One Million Two Hundred Forty Thousand Dollars ($1,240,000) face value in Term Notes, the Company will issue and deliver to the Purchaser Warrants to purchase, in the aggregate, up to 372,000 shares of the Company’s capital stock (the “Warrants”). A form of Warrant is annexed hereto as Exhibit  B. All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchaser by the Company are hereby also made and granted in respect of the Warrants and shares of the Company’s Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”).

(b) The Company shall reimburse the Purchaser up to $35,000 for their reasonable actual expenses (including legal fees and expenses) incurred (as evidenced by invoices reviewed and approved in advance by the Company) in connection with the preparation and negotiation of this Agreement and the Related Agreements (as hereinafter defined) in, and expenses incurred in connection with the Purchaser’s due diligence review of the Company and its Subsidiaries (as defined in Section 4.2) and all related matters. Amounts required to be paid under this Section 2(b), will be paid on the Closing Date.

(c) The expenses referred to in the preceding clause (b) (net of deposits previously paid by the Company) shall be paid out of funds held pursuant to an Escrow Agreement (as defined below) and a disbursement letter (the “Disbursement Letter”), provided however, that all such fees shall be paid simultaneously with the first disbursement of funds from escrow.

3. Closing, Delivery, Escrow Release and Certain Conditions.

3.1 Closing. Subject to the terms and conditions herein, each closing of an Offering (a “Closing”), shall take place on the release of the Purchaser’s funds from escrow, at such time or place as the Company and the Purchaser may mutually agree (such date is hereinafter referred to as a “Closing Date”).

3.2 Delivery. Pursuant to the Escrow Agreement, at a Closing on a Closing Date, the Company will deliver to the Purchaser, among other things, Term Notes in the form attached as Exhibit  A representing the aggregate principal amount subscribed for by The Purchaser and Warrants in the form attached as Exhibit  B in The Purchaser’s name representing the aggregate number of shares of Common Stock due such Purchaser in accordance with Section 2(b), and The Purchaser will deliver to the Escrow Agent, among other things, a Term Note.

3.3 Lockup. The Company shall use reasonable efforts to cause shareholders, holding in excess of 9.99% of the issued and outstanding common shares in the Company to agree to “lockup” and not sell their shares of Common Stock of the Company, pursuant to documentation, and on terms and conditions, reasonably acceptable to the Purchaser and the holders of such shares, such documentation to be completed within 30 days of the Initial Closing Date. Such Lockup agreement shall be in a form reasonably acceptable to the Purchaser and the holders of such shares.

3.4 Guaranty Requirement. Lindley Food Services, Inc. shall have guaranteed the Term Notes pursuant to a guaranty in form and substance satisfactory to the Purchaser.

3.5 Related Agreements. The Company and the Subsidiaries, as applicable, shall have entered into the Related Agreements on terms and conditions satisfactory to the Purchaser.

3.6 Control Account. On the Initial Closing Date the Company shall grant to the Purchaser control over such bank account in which Lindley Food Services, Inc. accounts receivable are currently being directed.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows, except as otherwise described in the Company’s filings with the Securities and Exchange Commission (“SEC Reports”) or as set forth in Schedules to this Agreement:

4.1 Organization, Good Standing and Qualification. Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate, partnership or limited liability company, as the case may be, power and authority to own and operate its properties and assets, to execute and deliver (i) this Agreement, (ii) the Term Notes and the Warrants to be issued in connection with this Agreement, (iii) the Subsidiary Guaranty dated as of the date hereof made by certain Subsidiaries of the Company (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”) substantially in the form of Exhibit C hereto, (iv) the Escrow Agreement dated as of the date hereof among the Company, the Purchaser and the escrow agent referred to therein, substantially in the form of Exhibit D hereto (as amended, modified or supplemented from time to time, the “Escrow Agreement”), (v) the Put Option and Call Right Agreement dated as of the date hereof, (vii) the Term Note Security Agreement dated as of the date hereof, (viii) the Stock Pledge Agreement, and (ix) all other agreements related to this Agreement and the Term Notes and referred to herein (the preceding clauses (ii) through (vi), collectively, the “Related Agreements”), to issue and sell the Term Notes, to issue and sell the Warrants and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted. Each of the Company and each of its Subsidiaries are duly qualified and is authorized to do business and is in good standing as a foreign corporation, in all jurisdictions in which the nature of their activities and properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or would not reasonably be expected to individually or in the aggregate, result in a reduction in value of the business, assets, liabilities, condition (financial or otherwise), properties, or operations of the Company or its Subsidiaries of fifteen percent (15%) or greater, as determined by an independent third party selected by the Purchaser and the Company together (a “Material Adverse Effect”).

4.2 Subsidiaries. (i) Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2. For the purpose of this Agreement, a “Subsidiary” of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity, or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time. Except where the context otherwise requires, the term the “Company” shall be deemed to include its subsidiaries.

4.3 Capitalization; Voting Rights.

(a) The issued and authorized capital stock of the company is as set forth in Schedule 4.3 hereto.

(b) Other than as disclosed on Schedule 7(b) to the Registration Rights Agreement and as disclosed in Schedule 4.3: (i) the shares reserved for issuance under the Company’s stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Neither the offer, issuance or sale of any of the Term Notes or the Warrants, or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(c) All issued and outstanding shares of the Company’s Capital Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance in all material respects with all applicable state and federal laws concerning the issuance of securities.

(d) The rights, preferences, privileges and restrictions of the shares of the Capital Stock are as stated in the Company’s Articles of Incorporation (the “Charter”). The Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and the Company’s Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

4.4 Authorization; Binding Obligations. All corporate action on the part of the Company (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and under the Related Agreements at the Closing and the authorization, sale, issuance and delivery of the Term Notes and the Warrants has been taken or will be taken prior to the Initial Closing. This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company, enforceable against it in accordance with their terms, except:

     (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b) general principles of equity that restrict the availability of equitable or legal remedies.

The sale of the Term Notes is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrants and the subsequent exercise of the Warrants for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

4.5 Liabilities. Except as disclosed in filings with the United States Securities and Exchange Commission (the “SEC Filings”), neither the Company nor any of its Subsidiaries has any contingent liabilities in excess of $100,000.

4.6 Agreements; Action. Except as disclosed in the SEC filings:

(a) there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000 (other than obligations of, or payments to, the Company arising from agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of “off the shelf” software or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company’s products or services; or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(b) Since June 30, 2006, the Company has not: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $50,000 in the aggregate; (iii) made any loans or advances to any person in excess, individually or in the aggregate, of $50,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(c) For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

4.7 Obligations to Related Parties. Except as disclosed in the SEC filings, there are no obligations of the Company to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

(a) for payment of salary for services rendered and for bonus payments;

(b) reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries; and

(c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company).

(d) Indebtedness owing to certain officers and directors of the Company, incurred during July 2006, in the aggregate principal amount of approximately $350,000.00.

None of the officers, directors, key employees or, to the best of the Company’s knowledge, stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

4.8 Changes. Except as disclosed in the SEC Filings, since June 30, 2006, there has not been:

(a) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

(c) any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d) any damage, destruction or loss, whether or not covered by insurance, which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e) any waiver by the Company or any of its Subsidiaries of a material right or of a material debt owed to it;

(f) any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

(g) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

(h) any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries on its common shares;

(i) any labor organization activity related to the Company or any of its Subsidiaries;

(j) any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

(l) any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(m) any other event or condition of any character that, either individually or in the aggregate, has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(n) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsections (a) through (m) above.

4.9 Title to Properties and Assets; Liens, Etc. The Company has good and valid title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

(a) those resulting from taxes which have not yet become delinquent;

(b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries (the mortgages, pledges, liens, leases, encumbrances and charges referred to in this clause (b) and clause (a) above are hereinafter referred to as “Permitted Liens”);

(c) those that have otherwise arisen in the ordinary course of business; and

(d) those shown on the UCC Search attached hereto as Schedule 4.9 and liens on motor vehicles.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair, subject to ordinary wear and tear, and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which any of them is a party or is otherwise bound.

4.10 Representations. The Company represents that it and Lindley maintain only one bank account for receipt of accounts receivable of Lindley.

4.11 Intellectual Property. Except as disclosed on Schedule 4.10:

(a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company’s knowledge, as presently proposed to be conducted (the “Intellectual Property”), without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” software or other standard products.

(b) Neither the Company nor its Subsidiaries have received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any Subsidiary aware of any basis therefor.

(c) The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company.

4.12 Compliance with Other Instruments. Except as disclosed on Schedule 4.11, neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Term Notes by the Company pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

4.13 Litigation. Except as disclosed in the SEC Filings, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis to assert any of the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

4.14 Tax Returns and Payments. The Company and its Subsidiaries have timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company on or before the Closing, have been paid or will be paid prior to the time they become delinquent. Neither the Company nor any of its Subsidiaries has been advised:

(a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

(b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability for any tax to be imposed upon its properties or assets as of the date of this Agreement.

4.15 Employees. Neither the Company not its Subsidiaries have any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company or its Subsidiaries. Except as disclosed in the SEC Filings, neither the Company nor its Subsidiaries are party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. Except as disclosed in the SEC Filings, to the Company’s knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company’s knowledge the continued employment by the Company or any of its Subsidiaries of their present employees, and the performance of the Company’s and its Subsidiaries’ contracts with their independent contractors, will not result in any such violation. Except as disclosed in the SEC Filings, neither the Company nor any of its Subsidiaries are aware that any of their employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or its Subsidiaries. Neither the Company nor its Subsidiaries have received any notice alleging that any such violation has occurred. Except as disclosed in the SEC Filings, except for employees who have a current effective employment agreement with the Company and its Subsidiaries, no employee of the Company or its Subsidiaries has been granted the right to continued employment by the Company or its Subsidiaries or to any material compensation following termination of employment. Neither the Company nor any of its Subsidiaries are aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or Subsidiaries, nor does the Company or any Subsidiary have a present intention to terminate the employment of any officer, key employee or group of employees.

4.16 Registration Rights and Voting Rights. Except as disclosed in the SEC Filings, and except as set forth in the charter documents of the Company or its Subsidiaries, neither the Company nor any of its Subsidiaries are presently under any obligation, and neither the Company nor any of its Subsidiaries have granted any rights, to register any of their presently outstanding securities or any of its securities that may hereafter be issued. Neither the Company nor any of its Subsidiaries have entered into any agreement with respect to the voting of equity securities of the Company.

4.17 Compliance with Laws; Permits. Neither the Company nor any of its Subsidiaries are in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.18 Environmental and Safety Laws. Except as disclosed in Schedule 4.17, neither the Company nor any of its Subsidiaries are in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company, its Subsidiaries or, to the Company’s knowledge, by any other person or entity on any property owned, leased or used by the Company or its Subsidiaries. For the purposes of the preceding sentence, “Hazardous Materials” shall mean:

(a) materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

(b) any petroleum products or nuclear materials.

4.19 Financial Statements. Audited financial statements of the Company for the year ended June 30, 2006, are contained in the SEC Reports (as hereinafter defined) (collectively, the “Company Financial Statements”). The Company’s Financial Statements are true and correct in all material respects, were prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly present the financial position and results of operations of the Company as of the respective dates thereof and for the periods covered thereby, all in accordance with GAAP. The balance sheets contained in the Company Financial Statements fairly reflect all liabilities of the Company of the types normally reflected in balances sheets as of the dates thereof

4.20 Valid Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.21 Full Disclosure. Each of the Company and each of its Subsidiaries has provided the Purchaser with all information requested by the Purchaser in connection with its decision to purchase the Term Notes and the Warrants, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision. Neither this Agreement, the Related Agreements, or the exhibits and schedules hereto and thereto contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to the Purchaser by the Company were based on the Company’s experience in the industry and on assumptions of fact and opinion as to future events which the Company, at the date of the issuance of such projections or estimates, believed to be reasonable.

4.22 SEC Reports. Except for the report due at the conclusion of the Company’s fiscal quarter ending September 30, 2006, the Company has filed all reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the “Exchange Act”). The Company has furnished the Purchaser with copies of all of its SEC Reports. Each SEC Report filed in 2006 was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.23 Listing. The Company’s Common Stock is listed for trading on the Pink Sheets and satisfies all requirements for the continuation of such trading. The Company has not received any notice that its Common Stock will not be eligible to be traded on the Pink Sheets or that its Common Stock does not meet all requirements for such trading.

4.24 Insurance. The Company has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar businesses.

4.25 No Integrated Offering. Neither the Company nor any of its Subsidiaries, nor any affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, nor will the Company, its Subsidiaries or any of its affiliates take any action or steps that would cause the Offering to be integrated with other offerings without taking the steps necessary to prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act..

4.26 Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

4.27 Dilution. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

4.28 Patriot Act. The Company certifies that, to the best of Company’s knowledge, neither the Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. The Company hereby acknowledges that the Purchaser seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Company hereby represents, warrants and agrees that: (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to the Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to the Purchaser, to the extent that they are within the Company’s and/or its Subsidiaries’ control shall cause the Purchaser to be in violation of the United States Bank Secrecy Act, the United States

International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Company shall promptly notify the Purchaser if any of these representations ceases to be true and accurate regarding the Company or any of its Subsidiaries. The Company agrees to provide the Purchaser any additional information regarding the Company or any of its Subsidiaries that the Purchaser deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering or similar activities, the Purchaser may undertake appropriate actions to ensure compliance with such applicable law or regulation, including but not limited to segregation and/or redemption of the Purchaser’s investment in the Company. The Company further understands that the Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if the Purchaser, in their sole reasonable discretion, after consultation with legal counsel, determine that it is in the best interests of the Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

5.1 Organization, Good Standing and Qualification. Such Purchaser is a corporation, partnership, limited duration company or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Purchaser has the corporate, partnership, limited duration company or limited liability company, as the case may be, power and authority to own and operate its properties and assets, to execute and deliver the Related Agreements, to purchase the Term Notes, to purchase the Warrants and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements.

5.2 Requisite Power and Authority. Such Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on such Purchaser’s part required for the lawful execution and delivery of this Agreement and the Related Agreements has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

5.3 Investment Representations. Such Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the

Securities Act based in part upon such Purchaser’s representations contained in this Agreement, including, without limitation, that such Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act. Such Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Term Note and the Warrant to be purchased by it under this Agreement and the Warrant Shares acquired by it upon the exercise of such Warrant. Such Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company’s and its Subsidiaries’ business, management and financial affairs and the terms and conditions of the Offering, the Term Notes, the Warrants and the Securities.

5.4 The Purchasers Bear Economic Risk. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser acknowledges and agrees that it must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an applicable exemption from registration with respect to such sale.

5.5 Acquisition for Own Account. Such Purchaser is acquiring its Term Note and Warrant for such Purchaser’s own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

5.6 The Purchasers Can Protect Their Interest. Such Purchaser represents that by reason of its, or of its management’s, business and financial experience, such Purchaser has the capacity to evaluate the merits and risks of its investment in its Term Note and Warrant and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related Agreements. Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement or the Related Agreements.

5.7 Accredited Investor. Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

5.8 Legends.

(a) The Term Notes shall bear substantially the following legend:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO HOST AMERICA

CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) The Warrant Shares, shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the Securities and Exchange Commission (the “SEC”):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO HOST AMERICA CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c) The Warrant shall bear substantially the following legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO GREENS WORLDWIDE INCORPORATED, THAT SUCH REGISTRATION IS NOT REQUIRED.”

6. Covenants of the Company. The Company covenants and agrees with the Purchaser as follows:

6.1 Stop-Orders. The Company will advise the Purchaser, promptly if, at any time, it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

6.2 Listing. The Company’s shares of Common Stock are listed on the Pink Sheets (the “Principal Market”) as of the date hereof and the Company shall maintain such on the

Principal Market. The Company will comply in all material respects with its reporting, filing and other obligations.

6.3 Market Regulations. To the extent required, the Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser and promptly provide copies thereof to the Purchaser.

6.4 Reporting Requirements. The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

6.5 Use of Funds. The Company agrees that it will use the proceeds of the sale of the Term Notes and the Warrants for general working capital purposes.

6.6 Access to Facilities. The Company will permit any representatives designated by any Purchaser (or any successor of such Purchaser), upon reasonable notice and during normal business hours, at such person’s expense and accompanied by a representative of the Company, to:

(a) visit and inspect any of the properties of the Company;

(b) examine the corporate and financial records of the Company (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

(c) discuss the affairs, finances and accounts of the Company with the directors, officers and independent accountants of the Company.

Notwithstanding the foregoing, the Company will not provide any material, non-public information to any Purchaser unless such Purchaser signs a confidentiality agreement.

6.7 Taxes. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

6.8 Insurance. Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar businesses similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar businesses similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. The Company and each of its Subsidiaries will bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to the Purchaser as security for their obligations hereunder and under the Related Agreements. At the Company’s and its Subsidiaries’ joint and several expense, in amounts and with carriers reasonably acceptable to the Purchaser, the Company and its Subsidiaries shall (i) keep all their insurable properties and properties in which they have an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s insuring against larceny, embezzlement or other criminal misappropriation of insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) furnish the Purchaser with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting the Company’s workers’ compensation policy, endorsements to such policies naming the Purchaser as “co-insured” or “additional insured” and appropriate loss payable endorsements in form and substance satisfactory to the Purchaser, naming the Purchaser as loss payees, and (z) evidence that as to the Purchaser the insurance coverage shall not be impaired or invalidated by any act or neglect of the Company or any Subsidiary and the insurer will provide the Purchaser with at least thirty (30) days notice prior to cancellation. The Company shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to the Company and the Purchaser jointly. In the event that as of the date of receipt of each loss recovery upon any such insurance, the Purchaser has not declared an event of default with respect to this Agreement or any of the Related Agreements, then the Company and/or such Subsidiary shall be permitted to direct the application of such loss recovery proceeds toward investment in property, plant and equipment that would comprise “Collateral” secured by the Purchaser’s security interest pursuant to its security agreement, with any surplus funds to be applied toward payment of the obligations of the Company to the Purchaser. In the event that the Purchaser has properly declared an event of default with respect to this Agreement or any of the Related Agreements, then all loss recoveries received by the Purchaser upon any such insurance thereafter may be applied to the obligations of the Company hereunder and under the Related Agreements, in such order as the Purchaser may determine. Any surplus (following satisfaction of all Company obligations to the Purchaser) shall be paid by the Purchaser to the Company or applied as may be otherwise required by law. Any deficiency thereon shall be paid by the Company or the Subsidiary, as applicable, to the Purchaser, on demand.

6.9 Intellectual Property. Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

6.10 Properties. Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.11 Confidentiality. The Company agrees that it will not disclose, and will not include in any public announcement, the names of the Purchaser, unless expressly agreed to by the Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Notwithstanding the provisions of this section, the Purchaser consent to the Company’s filing of this Agreement and the Related Agreements as exhibits to any future SEC filings which might require such disclosure.

6.12 Required Approvals. Except as otherwise set forth on Schedule 6.12 hereto, for so long as any of the aggregate principal amount of the Term Notes are outstanding, the Company, without the prior written consent of the Purchaser, shall not, and shall not permit any of its Subsidiaries to:

(a) (i) directly or indirectly pay any dividends, other than dividends paid to the Company or any of its wholly-owned Subsidiaries, (ii) issue any preferred stock that is mandatorily redeemable prior to the Maturity Date (as defined in the Term Notes) or (iii) redeem any of its preferred stock or other equity interests;

(b) liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company dissolve, liquidate or merge with any other person or entity (unless the Company is the surviving entity);

(c) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company’s or any of its Subsidiaries’ right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

(d) materially alter or change the scope of the business of the Company;

(e) enter into, or materially alter or change existing, employment agreements or compensation arrangements or agreements with executive management;

(f) Except as disclosed in the SEC Filings: (i) create, incur, assume or suffer to exist any indebtedness (exclusive of debt incurred to finance the purchase of equipment not in excess of five percent (5%) of the fair market value of the Company’s and its Subsidiaries’ assets) whether secured or unsecured other than (x) the Company’s indebtedness to the Purchaser, (y) indebtedness set forth on Schedule 6.12(f) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Company than the indebtedness being refinanced or replaced, and (z) any debt incurred in connection with the purchase of assets in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Company than the indebtedness being refinanced or replaced; (ii) cancel any debt owing to it in excess of $100,000 in the aggregate during any 12-month period; (iii) assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person, except the endorsement of negotiable instruments by the Company for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e); and

(g) create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) such Subsidiary becomes party to the Term Note Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty (either by executing a counterpart thereof or an assumption or joinder agreement in respect thereof) and, to the extent required by the Purchaser, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

6.13 Approval Procedures. With regard to any actions which require the approval of the Purchaser pursuant to Section 6.12, the following procedures shall apply:

(a) as soon as practicable, the Company shall submit, in writing, to the Purchaser, (i) a description of the Company’s proposed action, (ii) the estimated cost associated with such action, and (iii) a brief explanation of the Company’s goals in undertaking such action, and a request that such action be approved by the Purchaser (the “Approval Request”);

(b) within five (5) business days of receipt of the Approval Request, the Purchaser shall evaluate the Approval Request and provide the Company, in writing, with any questions, or objections concerning the Approval Request. If no such questions or objections are raised within five (5) business days of receipt of the Approval Request, the Approval Request will be deemed granted; and

(c) if any questions or objections with regard to an Approval Request are raised by the Purchaser, the Company shall either (i) withdraw its Approval Request, or (ii) provide a written response to the Purchaser’s questions or objections. The Purchaser shall have three (3) business days to evaluate the Company’s response to their questions or objections, if no additional questions or objections are raised within three (3) business days of receipt of the Company’s response, the Approval Request will be deemed granted. The procedures described in Section 6.13(c) shall be repeated until the Approval Request is approved by the Purchaser or withdrawn by the Company.

6.14 Liens. Without the prior approval of the Purchaser, the Company will not, directly or indirectly, create, incur or suffer to exist any mortgage, pledge, lien, lease encumbrance or charge, other than Permitted Liens, on any asset or property of the Company, or any income or profits therefrom, or assign or convey any right to receive income therefrom, that secures any obligations of the Company. For purposes of this Section, Permitted Liens shall include UCC filings by the Purchaser for the purpose of perfecting their security interest in certain of the Company’s assets.

6.15 Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.8 above at such time as:

(a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

(b) upon any resale following two years from the date of issuance of the Securities pursuant to Rule 144(d) under the Securities Act or subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchaser in connection with all resales pursuant to Rule 144(d) and Rule 144(k) under the Securities Act and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and the broker, if any.

6.16 Margin Stock. The Company will not permit any of the proceeds of the Term Notes or the Warrants to be used directly or indirectly to “purchase” or “carry” “margin stock” or to repay indebtedness incurred to “purchase” or “carry” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

6.17 No Sale. Neither the Company nor its Subsidiaries shall sell or dispose of any material portion of the assets without the prior written approval of the Purchaser, which approval shall not be unreasonably withheld. If no response to a submitted sale request is received by the Company within five (5) business days after the submission of a request, the request shall be deemed approved.

6.18 ESOP Shares. The Company covenants that any shares of Common Stock, issued pursuant to an employee stock option plan, will be subject to a lock up agreement. Such lock up agreement shall be in a form acceptable to the Purchaser.

6.19 Accounts Receivable. The Company covenants that the accounts receivable of Lindley Food Services, Inc., shall at all times be at least $1,650,000.

6.20 Covenants. The Company covenants that it shall cause Lindley to maintain only one bank account for receipt of accounts receivable of Lindley (the “Lindley

Account”) and it and Lindley shall direct its employees to deposit all account receivables collected only to the Lindley Account and to no other account. If funds are received by Lindley in an account other than the Lindley Account (but properly should have been received in the Lindley Account), the Company shall cause Lindley to correct such error without reasonable delay. Lindley and the Company shall within 15 days of the closing of the transaction provide written notice to their customers (in a form reasonably satisfactory to the Purchaser) and request their customers to direct payments owed to Lindley to Lindley exclusively.

6.21 Net Worth. Lindley shall at all times maintain a positive net worth (as determined in accordance with US Generally Accepted Accounting Principles).

6.22 Financial Information. The Company shall provide to the Purchaser the following financial information at the following times: (i) on the 15th and 30th of the month (or the next business day if these dates fall on a weekend or a holiday) the Company shall cause Lindley to provide accounts payable and accounts receivable agings. In the event that Lindley’s receivables fall below $1,650,000 the Purchaser will have the right to request weekly reporting; and (ii) on a monthly basis by the 20th day of each month, the Company shall cause Lindley to provide to the Purchaser an income statement and balance sheet for and as of the previous month’s end.

7. Covenants of the Purchaser. The Purchaser covenants and agrees with the Company as follows:

7.1 Confidentiality. Such Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

7.2 Non-Public Information. Such Purchaser agrees not to effect any sales of the shares of the Company’s Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.

8. Covenants of the Company and the Purchaser Regarding Indemnification.

8.1 Company Indemnification. The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser and the Purchaser’s officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i)any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii)any breach or default in performance by the Company or any of its Subsidiaries of any covenant or undertaking to be performed by the Company or any of its Subsidiaries hereunder, under any Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and the Purchaser relating hereto or thereto.

8.2 The Purchaser’s Indemnification. The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, affiliates, control persons and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i)any misrepresentation by such Purchaser or breach of any warranty by such Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii)any breach or default in performance by such Purchaser of any covenant or undertaking to be performed by such Purchaser hereunder or under any Related Agreement.

9. Miscellaneous.

9.1 Governing Law. THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK. ALL PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW. ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT.

9.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

9.3 Successors. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by a Purchaser pursuant to Rule 144 or an effective registration statement.

9.4 Entire Agreement. This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

9.5 Amendment and Waiver.

(a) This Agreement may be amended or modified only upon the written consent of the Company and the Purchaser.

(b) The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the unanimous written consent of the Purchaser.

(c) The obligations of the Purchaser and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

9.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

9.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a) upon personal delivery to the party to be notified;

(b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:	Host America Corp. 2 Broadway Hamden, CT 06473

with a copy to: Steven A. Berman, Esq. Rogin, Nassau, Caplan, Lassman & Hirtle, LLC CityPlace I, 22[n]d Floor 185 Asylum Street Hartford, CT 06103-3460

If to the Purchaser, to:	Shelter Island Opportunity Fund, LLC One East 52nd Street Sixth Floor New York, NY 10022 Attn: Randall Stern Phone: 646.291.4815 Facsimile: 212.888.0334

with a copy to: Torys LLP 237 Park Avenue, 20th Floor New York, NY 10017 Attn: Andrew J. Beck, Esq. Facsimile: (212) 682-0200 E-mail: abeck@torys.com or at such other address as the Company or such Purchaser may designate by written notice to the other parties hereto given in accordance herewith.

9.8 Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

9.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.10 Facsimile Signatures; Counterparts. This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

9.11 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

9.12 Termination. Upon full, final and irrevocable payment of the Term Notes, this Agreement shall ipso facto terminate without further act of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY: HOST AMERICA CORP.		PURCHASER: SHELTER ISLAND OPPORTUNITY FUND, LLC, by Shelter Island GP, LLC

By:	David Murphy	By:	Randy Stern
	Name: David Murphy		Name: Randy Stern
	Title: Chief Financial Officer		Title: President